CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Christopher F. Anci, President of the Catalyst Funds, (the “Funds"), certify that:

1.

The N-CSR of the Compass Funds, series of the Catalyst Funds for the period ended November 30, 2010 (the  "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Christopher F. Anci_________________________
Christopher F. Anci
President

Date:	April 1, 2011

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO MATRIX 360 ADMINISTRATION, LLC.  AND WILL BE RETAINED BY MATRIX 360 ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David F. Ganley, Treasurer of the Catalyst Funds, (the “Funds"), certify that:

1.

The N-CSR of the Compass Funds, series of the Catalyst Funds for the period ended November 30, 2010 (the  "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ David F. Ganley __________________________
David F. Ganley
Treasurer

Date:	April 1, 2011

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO MATRIX 360 ADMINISTRATION, LLC. AND WILL BE RETAINED BY MATRIX 360 ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.